Redacted portions have been marked with asterisks (****). Confidential treatment has been requested for the redacted portions. The confidential redacted portions have been filed separately with the Securities and Exchange Commission.

                                                                    EXHIBIT 10.4

                                                    Proprietary and Confidential

                          REMOTE PROCESSING AGREEMENT

                                    BETWEEN

                         SUNGARD FINANCIAL SYSTEMS INC.

                             a Delaware corporation

                                  ("SUNGARD")

                                      AND

                        PENSON FINANCIAL SERVICES, INC.

                          a North Carolina corporation

                                  ("CUSTOMER")

                                     DATED

                                     July 10     , 1995
                               ------------------
                               ("Effective Date")




By the signatures of their duly authorized representatives below, SunGard and Customer, intending to be legally bound, agree to all of the provisions of this Agreement and all Schedules and Addenda to this Agreement.

SUNGARD FINANCIAL SYSTEMS INC.              PENSON FINANCIAL SERVICES, INC.


BY: /s/ DAVID H. TAYLOR                      BY: /s/ DANIEL P. SON
   -------------------------------              -------------------------------

PRINT NAME: David H. Taylor                  PRINT NAME: Daniel P. Son
           -----------------------                      -----------------------

PRINT TITLE: President                       PRINT TITLE: President
            ----------------------                       ----------------------

DATE SIGNED: 7-18-95                         DATE SIGNED: 7-10-95
            ----------------------                       ----------------------



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SUNGARD

                                                    Proprietary and Confidential

1.       SERVICES

         1.1 PROVISION OF SERVICES. SunGard shall provide to Customer, and Customer shall accept, the on-line processing, report services and related services described on Schedule A to this Agreement ("System Services") available through use of SunGard's proprietary applications software system identified on Schedule A to this Agreement ("System") and the related documentation listed on Schedule A ("Documentation"), as the System Services, System and Documentation may be modified, revised and updated in accordance with this Agreement.

         1.2 ON-LINE PROCESSING SERVICES. SunGard shall provide to Customer the on-line processing services described on Schedule A. The System will be available to Customer twenty-four hours a day except during System maintenance. Customer will have on-line access to the System during every day that any of the United States securities markets are open ("Business Day"). On each Business Day, SunGard will perform a daily batch cycle which will begin at 8:00 p.m. Eastern Time and takes approximately twelve (12) hours for normal data processing, unless additional processing is required by Customer ("Batch Cycle"). During the Batch Cycle access by Customer to the System is limited to the inquiry functions and order entry of trades for next Business Day processing. If Customer requests a delay in the commencement of the Batch Cycle or if any clearing entities are not available to be accessed by the System, Batch Processing may be delayed and the System may not be available for next Business Day processing for approximately twelve (12) hours after the commencement of the Batch Cycle. The Designated Location will be staffed at SunGard's usual levels twenty-four (24) hours a day seven (7) days a week.

         1.3 REPORT SERVICES. SunGard shall provide to Customer the report services described on Schedule A, subject to any advance notification procedures stated on Schedule A. SunGard shall transmit all reports to Customer in the manner described in the Documentation.

         1.4 CUSTOMER DATA. Customer shall supply to SunGard all of the data to be processed under this Agreement as described on Schedule A and in the Documentation. Customer shall transmit the data to SunGard by communications link or in another manner described on Schedule A. Customer shall use its best efforts to insure that any information or data which it introduces into the System is accurate and complete. Customer shall maintain copies of all source data and current backup copies of all data supplied to SunGard, and SunGard shall have no liability for any loss or damage caused by Customer's failure to maintain copies.

         1.5 LIMITED USE. Customer may use the System Services and Documentation only in the ordinary course of its business operations and for its own business purposes, including the processing of trades of Customer's correspondent brokers in its ordinary course of business. Customer shall use the System Services only in accordance with the Documentation. Customer may use only the copies of the Documentation that are provided by SunGard, except that Customer may copy the Documentation to the extent reasonably necessary for routine backup and disaster recovery purposes.


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                                                    Proprietary and Confidential

2.       INITIAL IMPLEMENTATION SUPPORT AND TRAINING

         2.1 INITIAL IMPLEMENTATION. SunGard shall provide and Customer shall accept the initial implementation Support described on Schedule C. This shall include delivery to Customer of the initial Copies of the Documentation stated on Schedule C and assistance with any other implementation or related activities described on Schedule C. Subject to the availability of SunGard's personnel, SunGard shall provide to Customer additional implementation support services reasonably requested by Customer. After delivery, Customer shall bear all risk of loss or damage to all copies of the Documentation delivered by SunGard to Customer. SunGard shall provide to Customer replacement or additional copies of the Documentation reasonably requested by Customer.

         2.2 TRAINING. SunGard shall provide and Customer shall accept the Minimum Training described on Schedule C. This shall include basic training in the use of the System Services for a reasonable number of Customer's employees. Subject to the availability of SunGard's personnel, SunGard shall provide to Customer additional training services reasonably requested by Customer. SunGard shall provide training at Customer's location(s) whenever SunGard and Customer agree on-site training is appropriate.

3.       SUNGARD'S OTHER OBLIGATIONS

         3.1 ONGOING SUPPORT SERVICES. SunGard shall provide the following ongoing support services to Customer:

                  (a) TELEPHONE SUPPORT. SunGard shall provide to Customer, during SunGard's normal business hours, Monday through Friday from 7:30 a.m. Eastern Time to 7:30 p.m. Eastern Time (except that Customer and SunGard may agree in advance to provide support services on U.S. holidays), telephone consultative support through SunGard's Customer Support Department regarding Customer's proper and authorized use of the Software. During normal business hours, SunGard shall provide access to at least one of the following people: (i) the primary support person for customer account, (ii) the project manager for customer's account or (iii) a senior manager of SunGard. In addition, telephone consultive support will be provided through the SunGard hotline twenty-four (24) hours a day seven (7) days a week.

                  (b) ERROR CORRECTIONS. SunGard shall use commercially reasonable efforts to correct failures of the Software to perform in accordance with the Documentation ("Errors") as follows:

                           1. CLASSIFICATION OF ERRORS. An Error shall be classified in accordance with the following terms:

                                    CLASS 1 ERROR. A "Class 1 Error" is any
                                    Error that renders continued use of the
                                    Software either impossible or seriously
                                    impractical and either interrupts production by Customer or makes continued production substantially costly to Customer.

                                    CLASS 2 ERROR. A "Class 2 Error" is any
                                    Error that is not a Class 1 Error.


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                                                    Proprietary and Confidential

                           2. NOTIFICATION OF ERRORS. SunGard shall provide to Customer a list of persons (in increasing positions of authority) and telephone numbers ("Calling List") for Customer to contact in order to report an error. When reporting any Error, Customer shall provide the classification of the Error and reasonably detailed documentation and explanation, together with underlying data, to substantiate the Error and to assist SunGard in its efforts to diagnose and correct the Error. Customer will immediately report any Class 1 Error. If SunGard detects a Class 1 Error, then SunGard will immediately contact Customer.

                           3. RESPONSE TIME. SunGard shall use commercially reasonable efforts to respond to Customer's initial Error reports with off-site telephone consultation, assistance and advice within fifteen (15) minutes for Class 1 Errors and within one (1) hour for Class 2 Errors, but in any event, SunGard shall respond within four working hours. If SunGard fails to so respond, or if the designated person from the Calling List is not available when Customer makes contact with SunGard to report an Error, then Customer shall attempt to contact the next more responsible person of the Calling List until contact is made and a designated person responds to the call.

                                    CLASS 1 ERRORS. For any Class 1 Error,
                                    SunGard shall take all reasonably necessary steps to supply a reasonable work-around or correction to Customer as soon as possible. This will include assigning qualified, dedicated staff to work on the Error 24 hours per day, 7 days per week, at either the SunGard site or Designated Location as necessary. Upon detecting or being notified of a Class 1 Error, SunGard shall immediately assemble the appropriate personnel to analyze the problem, identify potential solutions and determine the best plan of action. Customer shall participate in this process when necessary and provide SunGard with additional documentation and examples, if possible, to assist in resolving the Error. SunGard personnel shall be dedicated to resolving the Error until an acceptable work-around or correction is supplied or until Customer determines in its reasonable judgment after consultation with SunGard that a work around or correction cannot be produced. A SunGard representative shall keep Customer informed of the status.

                                    CLASS 2 ERRORS. For any Class 2 Error,
                                    SunGard shall work with Customer to document the Error through mutually established standards. Class 2 Errors shall be resolved according to mutually agreed priorities. SunGard personnel shall be dedicated to resolving Class 2 Errors through SunGard's normal software support procedures.

         3.2 MODIFICATIONS. SunGard shall provide to Customer, and Customer shall accept, the following modifications to System Services:

                  (a) SunGard shall provide modifications, revisions and updates to the System Services which SunGard, in its sole discretion, incorporates into the System Services without additional charge.

                  (b) SunGard shall use commercially reasonable efforts to develop and implement changes to the System so that the System Services will continue to comply with applicable rules and regulations of regulatory authorities as they may change from time to time.


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                                       -3-

                                                    Proprietary and Confidential

                  (c) At SunGard's option and subject to the availability of SunGard personnel, SunGard shall evaluate and, if feasible and appropriate, produce and implement Customer requests for modifications in the System Services or the System. In SunGard's sole discretion, it may implement requested modifications at no charge in accordance with Section 3.1(a) or offer them at an additional charge in accordance with Section 3.4.

                  (d) SunGard shall deliver updates to the Documentation whenever SunGard determines, in its sole discretion, that such updates are necessary.

                  (e) Customer shall accept modifications, revisions and updates in the System Services, System and Documentation, including changes in programming languages, rules of operation and screen or report format, as and when they are implemented by SunGard and provided the modifications, revisions or updates do not have a material adverse effect on the System Services. Customer acknowledges that modifications, revisions and updates in the System Services and the System permitted by this Agreement may result in changes in the form, timing or other features of on-line services, reports and other System Services provided under this Agreement.

         3.3 ENHANCEMENTS. SunGard shall offer to Customer the opportunity to purchase services available through use of refinements, improvements and enhancements to the System which SunGard, in its sole discretion, does not incorporate into the System without additional charge.

         3.4 CONSULTING AND OTHER SERVICES. At Customer's reasonable request and subject to the availability of SunGard's personnel, SunGard shall provide to Customer conversion assistance, consulting services, custom modification programming, support services relating to custom modifications, assistance with data transfers, assistance in the use of the System Services security mechanisms and other specialized support services with respect to the System Services. These services shall be provided by SunGard at Customer location(s) if SunGard and Customer agree that on-site services are appropriate.

         3.5 BACKUP COPIES AND DISASTER RECOVERY. SunGard will make a backup copy, in digital form, of Customer's data files then in SunGard's possession (i) at the end of each business day and stored at an off-site location for a period of five (5) business days and (ii) at the end of each month and saved at an off-site location for a period of the twelve (12) months, provided that the monthly data files for the first four (4) months of any tax year will be saved until the fifth month of the following tax year. SunGard will maintain an agreement for backup processing services with an affiliated company consisting of the right to use an installed, fully operational computer system and networking capability subject to the availability of computer and other hardware. The backup processing will be performed by SunGard using backup copies which will be sent to the backup facility. Customer will be charged for any recovery services associated with any computer hardware or communications equipment required for Customer or its correspondent brokers to access the System that is not located at the Designated Location. In the case of an emergency requiring backup processing, SunGard will promptly contact the person or persons designated in writing by Customer to be notified in such circumstance.

         3.6 SPECIAL PROCESSING. Upon the request of Customer and subject to the limitations of the applications and hardware, SunGard will use commercially reasonable efforts to provide special processing services such as additional, customized reports or other enhancements that are not included the processing services provided under this Agreement. Such special


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                                                    Proprietary and Confidential

                  processing services will be provided for an additional charge agreed upon by Customer and SunGard in writing.

4.       CUSTOMER'S OTHER OBLIGATIONS

         4.1 ACCESS TO FACILITIES AND EMPLOYEES. Customer shall provide to SunGard access to the Customer's facilities, equipment and employees, and shall otherwise cooperate with SunGard, as reasonably necessary for SunGard to perform its implementation, training, support and other obligations under this Agreement.

         4.2 PROCUREMENT OF HARDWARE AND OTHER ITEMS. Customer shall be responsible, at its expense, for procuring and maintaining the communications equipment and lines, computer equipment, software and all other out of pocket expenses, which comprise the Specified Configuration described on Schedule A, and for updating the Specified Configuration in accordance with SunGard's published updates to Schedule A.

         43 NOTICES AND CERTIFICATIONS. Customer shall give written notice to SunGard (in accordance with Section 9.1) whenever Customer intends to increase the transaction volume, in any material respect, to be processed on the System. Customer shall promptly complete and return to SunGard periodic certifications which SunGard, in its sole discretion, may from time to time send to Customer, certifying that Customer has complied and is then in compliance with the provisions of
                  Section 7.

         4.4 CERTAIN LEGAL REQUIREMENTS. Customer shall be responsible, at its expense, for complying with all laws and regulations of any jurisdiction applicable to use of System Services, including laws and regulations pertaining to (a) remote use of software and related property, (b) communication or transmission of data into or out of a jurisdiction or (c) registration of this Agreement. Customer shall indemnify and hold harmless SunGard (and its affiliates, and the respective directors, officers, employees and agents of SunGard and its affiliates) from and against all actions, claims, damages or liabilities (including reasonable attorneys' fees) arising out of any violation by Customer of any such laws or regulations.

5.       PAYMENTS

         5.1 INITIAL IMPLEMENTATION SUPPORT AND MINIMUM TRAINING. Customer shall pay to SunGard the fees for Initial Implementation Support and Minimum Training in the amounts stated on Schedule C, in accordance with the payment terms stated on Schedule C.

         5.2 MONTHLY FEES. On a monthly basis, beginning on the first day of processing live trades on the System ("Effective Date") and continuing until termination of this Agreement, Customer shall pay to SunGard the fees described on Schedule C. Customer shall pay minimum monthly fees for certain services as stated on Schedule C.

         5.3 SPECIAL SERVICE FEES. Customer shall pay to SunGard the service fees stated on Schedule C for conversion, consulting services, custom modification programming, support services relating to custom modifications, assistance with data transfers, and other specialized support services under Sections 3.4. In each case where service fees are not specified on Schedule C, then the fees for such services shall be based upon SunGard's standard professional fee rates. SunGard's standard professional fee rates in effect on the date of this Agreement are stated on Schedule C and are subject to increase in the ordinary course of business.

         5.4 EXPENSE REIMBURSEMENTS. Customer shall be responsible for all out-of-pocket expenses to receive, deliver or transmit reports or data, and shall reimburse SunGard for all such

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                                                    Proprietary and Confidential

                  expenses incurred by SunGard. Whenever any services are provided by SunGard at a Customer location or any other location requested by Customer other than one of SunGard's locations, Customer shall reimburse SunGard for its reasonable travel, lodging, meal and related expenses incurred by SunGard personnel in providing such services.

         5.5 OTHER FEES. If Customer requires replacement or additional copies of the Documentation, then Customer shall pay to SunGard the corresponding fees stated on Schedule C.

         5.6 TAXES. The fees and other amounts payable by Customer to SunGard under this Agreement do not include any taxes of any jurisdiction that may be assessed or imposed upon the services provided under this Agreement or the copies of the Documentation provided to Customer, including sales, use, excise, value added, personal property, export, import and withholding taxes, excluding only taxes based upon SunGard's net income. Customer shall directly pay any such taxes assessed against it, and Customer shall promptly reimburse SunGard for any such taxes payable or collectable by SunGard.

         5.7 PAYMENT TERMS. SunGard shall submit invoices to Customer on a monthly basis for monthly fees and routine expense reimbursements. SunGard shall submit invoices to Customer for any other fees or expense reimbursements as and when incurred. All invoices shall be sent to Customer's address for invoices stated on Schedule A. Customer's payments shall be due within thirty (30) days after receipt of Invoice. Interest at the rate of eighteen percent (18%) per annum (or, if lower, the maximum rate permitted by applicable law) shall accrue on any amount not paid by Customer to SunGard when due under this Agreement, and shall be payable by Customer to SunGard on demand unless subject to a good faith dispute. Except as provided in Sections 6.1 and 6.2(c), all fees and other amounts paid by Customer under this Agreement are non-refundable, unless subject to a good faith dispute.

         5.8 FEE INCREASES. Beginning on the first day of the sixth (6th) year of processing of live trades and on an annual basis, by giving at least one hundred and twenty (120) days advance written notice to Customer (in accordance with Section 9.1), SunGard may increase the fees payable under this Agreement.

6.       WARRANTIES AND LIMITATIONS

         6.1 PERFORMANCE. SunGard shall use reasonable care in processing all work transmitted to it by Customer. SunGard shall have no liability under this Section 6.1 unless, within thirty (30) days after the applicable date of service, SunGard receives notice from Customer (in accordance with Section 9.1) describing a material processing error caused by SunGard's failure to use reasonable care, together with adequate supporting documentation and data. Upon receipt of any such notice, SunGard's only obligation under this Section 6.1 is to correct the error and redo the work affected as soon as reasonably practical at no additional charge, or, at SunGard's option, to refund or credit the charges applicable to the work affected.

         6.2 RIGHT TO PERFORM SERVICES; NO INFRINGEMENT. SunGard warrants to Customer that it has the full legal right to use the System to provide the System Services in accordance with this Agreement, and that the System Services and Documentation, in the form delivered to Customer by SunGard and when properly used for the purpose and in the manner specifically authorized by this Agreement, do not infringe in any material respect upon any United States patent or copyright or any trade secret or other proprietary right of any person. SunGard shall reimburse Customer for any damages finally awarded against and paid by Customer to the extent attributable to a violation of the foregoing warranty. SunGard shall have no liability under this Section 6.2 unless Customer gives written notice to SunGard (in accordance with Section 9.1) within ten (10) days after any applicable


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                                                    Proprietary and Confidential

                  infringement claim is initiated against Customer and allows SunGard to have sole control of the defense or settlement of the claim. If any applicable infringement claim is initiated, or in SunGard's sole opinion is likely to be initiated, against Customer or SunGard, then SunGard shall have the option, at its expense, to:

                  (a) modify or replace all or the infringing part of the System Services, System or Documentation so that it is no longer infringing, provided that the System Services do not change in any material adverse respect; or

                  (b) procure the right to continue using or providing the infringing part of the System Services, System or Documentation; or

                  (c) remove all or the infringing part of the System Services, System or Documentation, and refund to Customer the corresponding portion of any monthly fee paid in advance, in which case this Agreement shall terminate with respect to the affected System Services.

         6.3 CARE OF DATA. SunGard shall use commercially reasonable care in handling tapes or other materials which encode or contain data belonging to Customer. SunGard's only obligation for breach of this Section 6.3 shall be to replace or repair the tape or material lost or damaged and to make commercially reasonable efforts to regenerate any lost data from backup copies maintained by SunGard or from source data provided by Customer.

         6.4 APPLICATION OF DATA. SunGard shall have no liability for any loss or damage resulting from any application of the results obtained from the use of any services provided under this Agreement or from any unintended or unforeseen results obtained from the use of any services provided under this Agreement.

         6.5 EXCLUSION FOR UNAUTHORIZED ACTIONS. SunGard shall have no liability under any provision of this Agreement with respect to any performance problem, claim of infringement or other matter to the extent attributable to any unauthorized or improper use or modification of the System, any unauthorized combination of the System with other software (other than software included in the Specified Configuration), or any breach of this Agreement by Customer.

         6.6 FORCE MAJEURE. SunGard shall not be liable for, nor shall SunGard be considered in breach of this Agreement due to, any failure to perform its obligations under this Agreement as a result of a cause beyond its control, including any act of God or a public enemy, act of any military, civil or regulatory authority, change in any law or regulation, fire, flood, earthquake, storm or other like event, disruption or outage of communications, power or other utility, labor problem, unavailability of supplies, or any other cause, whether similar or dissimilar to any of the foregoing, which could not have been prevented by SunGard with reasonable care. Customer acknowledges that availability of System Services is subject to normal System downtime and that SunGard is not responsible for delays or inability to access services caused by communications problems.

         6.7 DISCLAIMER AND EXCLUSIONS. EXCEPT AS EXPRESSLY STATED IN THIS AGREEMENT, SUNGARD MAKES NO REPRESENTATIONS OR WARRANTIES, ORAL OR WRITTEN, EXPRESSED OR IMPLIED, INCLUDING IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE, REGARDING THE SYSTEM, THE SYSTEM SERVICES OR ANY OTHER MATTER PERTAINING TO THIS AGREEMENT. EXCEPT FOR DAMAGES REIMBURSABLE UNDER SECTION 6.2, SUNGARD'S TOTAL LIABILITY UNDER THIS AGREEMENT SHALL UNDER NO CIRCUMSTANCES EXCEED AN AMOUNT EQUAL TO FIVE HUNDRED THOUSAND DOLLARS ($500,000). UNDER NO CIRCUMSTANCES


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                                                    Proprietary and Confidential

                  SHALL SUNGARD BE LIABLE TO CUSTOMER OR ANY OTHER PERSON FOR LOST REVENUES, LOST PROFITS, LOSS OF BUSINESS, OR ANY INDIRECT OR CONSEQUENTIAL DAMAGES OF ANY NATURE, WHETHER OR NOT FORESEEABLE.

         6.8 OTHER LIMITATIONS. The warranties made by SunGard in this Agreement, and the obligations of SunGard under this Agreement, run only to Customer and not to its affiliates, its customers or any other persons. Under no circumstances shall any other person be considered a third party beneficiary of this Agreement or otherwise entitled to any rights or remedies under this Agreement. Customer shall have no rights or remedies against SunGard except as specifically provided in this Agreement. No action or claim of any type relating to this Agreement may be brought or made by Customer more than one (1) year after Customer first has knowledge of the basis for the action or claim.

7.       CONFIDENTIALITY, OWNERSHIP AND RESTRICTIVE COVENANTS

         7.1 CONFIDENTIAL INFORMATION. All business information disclosed by one party to the other in connection with this Agreement shall be treated as confidential information unless it is or later becomes publicly available through no fault of the other party or it was or later is rightfully developed or obtained by the other party from independent sources free from any duty of confidentiality. Each party's confidential information shall be held in strict confidence by the other party, using the same standard of care as it uses to protect its own confidential information, and shall not be used or disclosed by the other party for any purpose except as necessary to implement or perform this Agreement, or except as required by law provided that the other party is given a reasonable opportunity to obtain a protective order. Without limiting the generality of the foregoing, such confidential information shall include Customer's data, reports generated by SunGard from Customer's data and the details of Customer's computer operations.

         7.2 SUNGARD'S PROPRIETARY ITEMS. Customer acknowledges that the System and Documentation, the object code and the source code for the System, the name of the System, the visual expressions, screen formats, report formats and other design features of the System, all ideas, methods, algorithms, formulae and concepts used in developing and/or incorporated into the System or Documentation, all future modifications, revisions, updates, releases, refinements, improvements and enhancements of the System or Documentation, all derivative works based upon any of the foregoing, and all copies of the foregoing (referred to, collectively, as "Proprietary Items" are trade secrets and proprietary property of SunGard, having great commercial value to SunGard. Customer acknowledges that the restrictions in this Agreement are reasonable and necessary to protect SunGard's legitimate business interests.

         7.3 OWNERSHIP RIGHTS. All Proprietary Items provided to Customer under this Agreement are being provided on a strictly confidential and limited use basis. Title to all Proprietary Items and all related patent, copyright, trademark, service mark, trade secret, intellectual property and other ownership rights shall remain exclusively with SunGard, even with respect to such items that were created by SunGard specifically for or on behalf of Customer. This Agreement is not an agreement of sale, and no title, patent, copyright, trademark, service mark, trade secret, intellectual property or other ownership rights to any Proprietary Items are transferred to Customer by virtue of this Agreement. All copies of Proprietary Items in Customer's possession shall remain the exclusive property of SunGard and shall be deemed to be on loan to Customer during the term of this Agreement.

         7.4 DISCLOSURE RESTRICTIONS. All Proprietary Items in Customer's possession, whether or not authorized, shall be held in strict confidence by Customer, and Customer shall take all steps reasonably necessary to preserve the confidentiality thereof. Customer shall not, directly


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                  or indirectly, communicate, publish, display, loan, give or otherwise disclose any Proprietary Item to any person, or permit any person to have access to or possession of any Proprietary Item. Customer shall limit its use of and access to Proprietary Items to only those of its employees whose responsibilities require such use or access. Customer shall advise all such employees, before they receive access to or possession of any Proprietary Items, of the confidential nature of the Proprietary Items and require them to abide by the terms of this Agreement. Customer shall be liable for any breach of this Agreement by any of its employees or any other person who obtains access to or possession of any Proprietary Item from or through Customer.

         7.5 USE RESTRICTIONS. Customer shall not do, nor shall it permit any other person to do, any of the following:

                  (a) use any Proprietary Item for any purpose, at any location or in any manner not specifically authorized by this Agreement; or

                  (b) make or retain any copy of any Proprietary Item except as specifically authorized by this Agreement; or

                  (c) create or recreate the source code for the System, or re-engineer, reverse engineer, decompile or disassemble the System; or

                  (d) modify, adapt, translate or create derivative works based upon the System or Documentation, or combine or merge any part of the System or Documentation with or into any other software or documentation; or

                  (e) refer to or otherwise use any Proprietary Item as part of any effort to develop a program having any functional attributes, visual expressions or other features similar to those of the System or to compete with SunGard; or

                  (f) remove, erase or tamper with any copyright or other proprietary notice printed or stamped on, affixed to, or encoded or recorded in any Proprietary Item, or fail to preserve all copyright and other proprietary notices in any copy of any Proprietary Item made by Customer; or

                  (g) sell, market, license, sublicense, distribute or otherwise grant to any person, including any outsourcer, vendor, consultant or partner, any right to use any Proprietary Item, whether on Customer's behalf or otherwise; or

                  (h) use the System to conduct any type of service bureau or timesharing operation or to provide remote processing, network processing, network communications or similar services to any person, whether on a fee basis or otherwise; or

                  (i)      attempt to do any of the foregoing.

         7.6 NOTICE AND REMEDY OF BREACHES. Customer shall promptly give written notice to SunGard (in accordance with Section 9.1) of any actual or suspected breach by Customer of any of the provisions of this Section 7, whether or not intentional, and Customer shall, at its expense, take all steps reasonably requested by SunGard to prevent or remedy the breach.

         7.7 AUDIT. SunGard may, at its expense and by giving reasonable advance written notice to Customer (in accordance with Section 9.1), enter Customer locations during normal business hours and audit the number of copies of the Documentation in Customer's possession and information pertaining to Customer's compliance with the provisions of this

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                  Section 7. If SunGard discovers that Customer is not in compliance with the provisions of this Section 7 in any material respect, then Customer shall reimburse SunGard for the expenses incurred by SunGard in conducting the audit.

         7.8 ENFORCEMENT. Customer acknowledges that any breach of any of the provisions of this Section 7 shall result in irreparable Injury to SunGard for which money damages could not adequately compensate. If there is a breach, then SunGard shall be entitled, in addition to all other rights and remedies which SunGard may have at law or in equity, to have a decree of specific performance or an injunction issued by any competent court, requiring the breach to be cured or enjoining all persons involved from continuing the breach. The existence of any claim or cause of action which Customer or any other person may have against SunGard shall not constitute a defense or bar to the enforcement of any of the provisions of this
                  Section 7.

         7.9 DOCUMENTATION FOR CORRESPONDENTS. Notwithstanding the disclosure and use restrictions set forth herein, Customer may copy and provide to its correspondent brokers those portions of the Documentation pertaining to the proper use of the System by Customer's correspondent brokers (e.g., portions pertaining to trade input, data inquiries or report generation), provided that (a) no Documentation shall be provided to any correspondent broker of Customer unless and until such correspondent broker signs a fully disclosed clearing agreement or similar contract with Customer which requires the correspondent broker to preserve the confidentiality of such Documentation, (b) any such Documentation provided to any correspondent broker of Customer shall be accompanied by a cover page identifying it as proprietary property of SunGard Financial Systems Inc., and stating that it is subject to Customer's contractual obligations to preserve the confidentiality thereof, and (c) no modifications shall be made to the Documentation provided to any correspondent broker of Customer without SunGard's express prior written consent.

8.       TERMINATION

         8.1 INITIAL TERM; RENEWAL. The term of this Agreement begins on the Effective Date stated on the first page of this Agreement and shall continue for five (5) years, and thereafter for successive one-year renewal terms unless and until terminated in accordance with this Section 8 or any other section of this Agreement. SunGard or Customer may terminate this Agreement at the end of the Initial Term or at the end of any one-year renewal term by giving at least ninety (90) days advance written notice of termination (in accordance with Section 9.1) to the other.

8.2      TERMINATION BY CUSTOMER.

         (a) Customer may terminate this Agreement immediately upon notice to SunGard (in accordance with Section 9.1) if SunGard improperly denies Customer access to the System Services and Customer's files maintained in the System for more than one
                  (1) business day, or if SunGard fails to provide to Customer any daily reports described on Schedule A for more than two
                  (2) consecutive business days, in either case unless due to a hardware or software malfunction or defect, in which case SunGard shall be allowed a reasonable period of time to correct the malfunction or defect.

         (b) After the first two years of the Agreement, the Company may terminate the Agreement upon at least six months notice if the Company permanently discontinues its correspondent clearing business and in no way provides correspondent clearing services.


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         8.3 TERMINATION BY SUNGARD. SunGard may immediately terminate this Agreement, by giving written notice of termination to Customer (in accordance with Section 9.1), upon the occurrence of any of the following events:

                  (a) Customer fails to pay to SunGard, within ten (10) days after SunGard makes written demand therefor, any past-due amount payable under this Agreement including interest thereon) that is not the subject of a good faith dispute as to which Customer has given written notice to SunGard (in accordance with Section 9.1) explaining its position in reasonable detail.

                  (b) Customer breaches, in any material respect, any of the provisions of Section 7 or Section 9.3.

                  (c) Customer breaches any of its other obligations under this Agreement and does not cure the breach within thirty (30) days after SunGard gives written notice to Customer (in accordance with Section 9.1) describing the breach in reasonable detail.

                  (d) Bankruptcy, insolvency, dissolution or liquidation proceedings of any nature are instituted by or against Customer or Customer discontinues all or a significant part of its business operations.

         8.4 SUSPENSION OF SERVICES. On the occurrence of any event which would permit SunGard to terminate this Agreement under Section 8.3, in addition to all other rights and remedies which SunGard may have at law or in equity, SunGard may, without terminating this Agreement, and in its sole discretion and without further notice to Customer, suspend performance of any or all of its services under this Agreement and/or activate internal controls in the System that are designed to deny Customer access to the System Services and files, until and unless SunGard determines, in its sole discretion and upon whatever conditions SunGard chooses to impose on Customer, to resume performance of some or all of the suspended services or allow Customer access to the System Services and files.

         8.5 EFFECT OF TERMINATION. Upon a termination of this Agreement, whether under this Section 8 or otherwise, Customer shall immediately cease all use of the System Services, Documentation and other Proprietary Items, Customer shall promptly return to SunGard all copies of the Documentation and any other Proprietary Items then in Customer's possession. Customer shall remain liable for all payments due to SunGard with respect to the period ending on the date of termination. Within thirty (30) days after termination of this Agreement, Customer shall give notice to SunGard (in accordance with Section 9.1) containing reasonable instructions regarding the disposition of tapes, data, files and other property belonging to Customer and then in SunGard's possession. SunGard shall comply with that notice, except that SunGard may retain all such property until SunGard receives all payments due to SunGard under this Agreement. Upon request contained in such notice, SunGard shall convert Customer's data to machine readable form to the extent practicable and at Customer's expense. If Customer fails to give that notice within thirty
                  (30) days after termination of this Agreement, then SunGard may dispose of such property as it sees fit. The provisions of Sections 5, 6 and 7 shall survive any termination of this Agreement, whether under this Section 8 or otherwise.

9.       OTHER PROVISIONS

         9.1 NOTICE. All notices, consents and other communications under or regarding this Agreement shall be in writing and shall be deemed to have been received on the earlier of the date of actual receipt, the third business day after being mailed by first class certified air mail, or

--------------------------------------------------------------------------------
                                                       SunGard:      Customer:
                                                       [ILLEGIBLE]   [ILLEGIBLE]

                                                    Proprietary and Confidential

                  the first business day after being sent by a reputable overnight delivery service. Any notice may be given by facsimile, provided that signed written original is sent by one of the foregoing methods within twenty-four (24) hours thereafter. Customer's address for notices is stated on Schedule A. SunGard's address for notices is 504 Totten Pond Road, Waltham, Massachusetts 02154 Attention: Contract Administration. Either party may change its address for notices by giving written notice of the new address to the other party in accordance with this Section 9.1.

         9.2 DEFINED TERMS. As used in this Agreement, the following terms have the following meanings:

                  (a) "affiliate" means, with respect to a specified person, any person which directly or indirectly controls, is controlled by, or is under common control with the specified person as of the date of this Agreement, for as long as such relationship remains in effect.

                  (b) "copy" means any paper, disk, tape, film, memory device, or other material or object on or in which any words, object code, source code or other symbols are written, recorded or encoded, whether permanent or transitory.

                  (c)      "including" means including but not limited to.

                  (d) "person" means any individual, sole proprietorship, joint venture, partnership, corporation, company, firm, bank, association, cooperative, trust, estate, government, governmental agency, regulatory authority, or other entity of any nature.

         9.3 PARTIES IN INTEREST. This Agreement shall bind, benefit and be enforceable by and against SunGard and Customer and, to the extent permitted hereby, their respective successors and assigns. Customer shall not assign this Agreement or any of its rights hereunder, nor delegate any of its obligations hereunder, without SunGard's prior written consent. SunGard's consent shall not be unreasonably withheld in the case of an assignment to a purchaser of or a successor to substantially all of Customer's business, or to an affiliate of Customer, provided that SunGard receives prior notice (in accordance with Section 9.1) of the assignment together with the successor's written undertaking to assume all of Customer's obligations under this Agreement. Any change in control of Customer, and any assignment by merger or otherwise by operation of law, shall constitute an assignment of this Agreement by Customer for purposes of this Section 9.3.

         9.4 RELATIONSHIP. The relationship between the parties created by this Agreement is that of independent contractors and not partners, joint venturers or agents.

         9.5 ENTIRE UNDERSTANDING. This Agreement, which includes and incorporates the Schedules referred to herein, states the entire understanding between the parties with respect to its subject matter, and supersedes all prior proposals, marketing materials, negotiations and other written or oral communications between the parties with respect to the subject matter of this Agreement. Any written, printed or other materials which SunGard provides to Customer that are not included in the Documentation are provided on an "as is" basis, without warranty, and solely as an accommodation to Customer.

         9.6 MODIFICATION AND WAIVER. No modification of this Agreement, and no waiver of any breach of this Agreement, shall be effective unless in writing and signed by an authorized representative of the party against whom enforcement is sought. No waiver of any breach


--------------------------------------------------------------------------------
                                                       SunGard:      Customer:
                                                       [ILLEGIBLE]   [ILLEGIBLE]

                                                    Proprietary and Confidential

                  of this Agreement, and no course of dealing between the parties, shall be construed as a waiver of any subsequent breach of this Agreement.

         9.7 SEVERABILITY. A determination that any provision of this Agreement is invalid or unenforceable shall not affect the other provisions of this Agreement.

         9.8 HEADINGS. Section headings are for convenience of reference only and shall not affect the interpretation of this Agreement.

         9.9 JURISDICTION AND PROCESS. In any action relating to this Agreement, (a) each of the parties irrevocably consents to the exclusive jurisdiction and venue of the federal and state courts located in the Commonwealth of Pennsylvania, (b) each of the parties irrevocably waives the right to trial by jury,
                  (c) each of the parties irrevocably consents to service of process by first class certified mail, return receipt requested, postage prepaid, to the address at which the party is to receive notice in accordance with Section 9.1, and (d) the prevailing party shall be entitled to recover its reasonable attorney's fees (including, if applicable, charges for in-house counsel), court costs and other legal expenses from the other party.

         9.10 GOVERNING LAW. THIS AGREEMENT SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE COMMONWEALTH OF PENNSYLVANIA EXCLUDING CHOICE OF LAW.


--------------------------------------------------------------------------------
                                      -13-

                                                    Proprietary and Confidential

                                   SCHEDULE A
                         TO REMOTE PROCESSING AGREEMENT
                              DATED JULY 10, 1995

--------------------------------------------------------------------------------
                        SOFTWARE AND RELATED INFORMATION
--------------------------------------------------------------------------------


SOFTWARE:                PHASE3 System








DOCUMENTATION:           PHASE3 Reference Manuals
                         PHASE3 Report Manuals




SPECIFIED
CONFIGURATION:           Not applicable


ADDRESS FOR INVOICES:    717 North Harwood, Suite 680, Dallas, TX  75201
                         ------------------------------------------------------

ADDRESS FOR NOTICES:     717 North Harwood, Suite 680, Dallas, TX  75201
                         ------------------------------------------------------



--------------------------------------------------------------------------------

Customer's Name: PENSON Financial Services, Inc.
                 ----------------------------------
                                                       -----------   -----------
                                                       SunGard:      Customer:
                                                       [ILLEGIBLE]   [ILLEGIBLE]
                                                       -----------   -----------

                                                                         [STAMP]
                                  SCHEDULE C1
                         TO REMOTE PROCESSING AGREEMENT
                               DATED 7-10-, 1995
--------------------------------------------------------------------------------
                                  SERVICE FEES
--------------------------------------------------------------------------------

1. For purposes of this Agreement, the cost per trade will be as noted below. Activity resulting in trade charges as defined on Schedule C2. The minimum monthly charge will be as noted below:


         A. SOES Trades and Cancels                   B. All Other Trades and Cancels

          Number of trades             Cost Per       Number of Trades          Cost Per
             Per Month                  Trade            Per Month               Trade

               0 - 20,000               $ ****               1+                  $ ****
          20,001 - 40,000               $ ****
          40,001 +                      $ ****



         Monthly Minimum:     First six (6) months of processing live trades:        $ ****
                              Month seven (7) through month twenty-four (24)
                              of processing live trades:                             $ ****
                              Month twenty-five (25) through the term of this
                              Agreement:                                             $ ****



         ****


2.       The above charges include the following:

         a. All reports and functionality as outlined in the Users Manual except:

                  1.       Retail Portfolio System

                  2.       Safekeeping System

                  3.       Investment Portfolio

3.       The Retail Portfolio Appraisal System fees are as follows:

         a.       $1.00 per account per month

         b.       $5,000.00 monthly minimum

4.       Items not included in trade/cancel charge:

         Programming or Custom Reports             Quote
         ENFORMS                                   Quote
         Additional sets of User Manuals           $150.00 per copy
         Labels/3x5 cards
              0 - 2,000 min.  $100.00              $.15 per item
          2,001 - 10,000 min. $300.00              $.06 per item
         10,001 - +                                $.04 per item
         Muni Bond Pricing                         $100.00 per month
                                                   $.35 per CUSIP
         Communication Boards, lines, Modems, etc  Cost
         Equipment                                 Quote
         Tapes                                     Cost
         Microfiche      - original frame          $2.00
                         - per copy                $.10
         IRS Year End Processing                   Cost + 10%
--------------------------------------------------------------------------------
Customer's Name: Penson Financial
Services, Inc.                                SunGard           Customer
                                              /s/ [ILLEGIBLE]   /s/ [ILLEGIBLE]

                                                                         [STAMP]
                                  SCHEDULE C1
                         TO REMOTE PROCESSING AGREEMENT
                            DATED SEPTEMBER 13, 1996
--------------------------------------------------------------------------------
                                  SERVICE FEES
--------------------------------------------------------------------------------

1. For purposes of this Agreement, the cost per trade will be as noted below. Activity resulting in trade charges are defined on Schedule C2. The minimum monthly charge will be as noted below:


          A. SOES TRADES AND CANCELS                        B. ALL OTHER TRADES AND CANCELS

          If less than 150,000 Trades per month             Number of Trades          Cost Per
          are processed, customer will be billed               Per Month               Trade
          as noted below:
                                                                  1+                    $ ****

          Number of Trades              Cost Per
             Per Month                   Trade

               1 -  20,000               $ ****
          20,001 -  40,000               $ ****
          40,001 - 100,000               $ ****
         100,001 - +                     $ ****

         If 150,000 or more trades per month
         are processed, customer will be billed
         as noted below:

          Number of Trades              Cost Per
             Per Month                   Trade

               1 - 20,000                $ ****
          20,001 - 40,000                $ ****
          40,001 - 60,000                $ ****
          60,001 - 80,000                $ ****
          80,001 - +                     $ ****

         Monthly Minimum:     First six (6) months of processing live trades:        $ ****
                              Months seven (7) through month twenty-four (24)
                              of processing live trades:                             $ ****
                              Month twenty-five (25) through the term of this
                              Agreement:                                             $ ****



****



--------------------------------------------------------------------------------
Customer's Name: Penson Financial Services, Inc. Sungard         Customer
                                                 /s/ [ILLEGIBLE] /s/ [ILLEGIBLE]

                                                                         [STAMP]
                               SCHEDULE C1 CONT.
                         TO REMOTE PROCESSING AGREEMENT
                            DATED SEPTEMBER 13, 1996
--------------------------------------------------------------------------------
                                  SERVICE FEES
--------------------------------------------------------------------------------

2.       The above charges include the following:

         a. All reports and functionality as outlined in the Users Manual except:

                         1.       Retail Portfolio System

                         2.       Safekeeping System

                         3.       Investment Portfolio

3.       The Retail Portfolio Appraisal System fees are as follows:

         a.       $1.00 per account per month

         b.       $5,000.00 monthly minimum

4.       Items not included in trade/cancel charge:

         Programming or Custom Reports                 Quote
         ENFORMS                                       Quote
         Additional sets of User Manuals               $150.00 per copy
         Labels/3x5 cards
              0 -  2,000  min. $100.00                 $.15 per item
          2,001 - 10,000  min. $300.00                 $.06 per item
         10,001 - +                                    $.04 per item
         Muni Bond Pricing                             $100.00 per month
                                                       $.35 per CUSIP
         Communication Boards, lines, Modems, etc      Cost
         Equipment                                     Quote
         Tapes                                         Cost
         Microfiche      - original frame              $2.00
                         - per copy                    $.10
         IRS Year-End Processing                       Cost + 10%

--------------------------------------------------------------------------------
Customer's Name: Penson Financial Services, Inc.     Sungard         Customer
                                                 /s/ [ILLEGIBLE] /s/ [ILLEGIBLE]

                                                                         [STAMP]
                                  SCHEDULE C1
                         TO REMOTE PROCESSING AGREEMENT
                              DATED -- MAY 1, 1998
--------------------------------------------------------------------------------
                                  SERVICE FEES
--------------------------------------------------------------------------------

1. For purposes of this Agreement, the cost per trade will be as noted below. Activity resulting in trade charges as defined on Schedule C2. The minimum monthly charge will be as noted below:


          A. SOES Trades and Cancels                        B. All Other Trades and Cancels

          Number of Trades             Cost Per             Number of Trades    Cost Per
             Per Month                  Trade                  Per Month         Trade
          ----------------             --------             ----------------    --------
                0 - 200,000             $ ****                    1 - 10,000      $ ****
          200,001 + Greater             $ ****               10,001 - 20,000      $ ****
                                                             20,001 - Greater     $ ****



                             MONTHLY MINIMUM: $****



****


2.       The above charges include the following:

         a. All reports and functionality as outlined in the Users Manual except:

                  1.       Retail Portfolio System

                  2.       Safekeeping System

                  3.       Investment Portfolio

3.       The Retail Portfolio Appraisal System fees are as follows:

         a.       $1.00 per account per month

         b.       $5,000.00 monthly minimum

--------------------------------------------------------------------------------
Customer's Name: PENSON Financial Services, Inc.

SUNGARD        /s/ [ILLEGIBLE]

                                                                         [STAMP]
                               SCHEDULE C1 (CONT.)
                         TO REMOTE PROCESSING AGREEMENT
                              DATED -- MAY 1, 1998

--------------------------------------------------------------------------------

4.       Items not included in trade/cancel charges:

         Programming or Custom Reports                 Quote
         ENFORMS                                       Quote
         Additional sets of User Manuals               $150.00
         Labels/3x5 cards
              0 -  2,000 min. $100.00                  $.15 per item
          2,001 - 10,000 min. $300.00                  $.06 per item
         10,000 - +                                    $.04 per item
         Muni Bond Pricing                             $100.00 per month
                                                       $.35 per CUSIP
         Communications Boards, lines, Modems, etc     Cost
         Equipment                                     Quote
         Tapes                                         Cost
         Microfiche      - original frame              $0.00
         IRS Year End Processing                       Cost + 10%


--------------------------------------------------------------------------------
Customer's Name: PENSON Financial Services, Inc.

SUNGARD    /s/ [ILLEGIBLE]

                                                    Proprietary and Confidential

                                  SCHEDULE C2
                         TO REMOTE PROCESSING AGREEMENT
                              DATED JULY 10, 1999

----------------------------------------------------------------------------
                                TRADE DEFINITION
----------------------------------------------------------------------------

Trade Counts for PHASE3 Pricing

Principal

        Customer Sell; Inventory Buy                                1 Trade
        Customer Buy; Inventory Sell                                1 Trade
        Inventory Buy; Inventory Sell                               1 Trade

Agency

        Client Buys; Broker Sells or Multiple Broker Sells          1 Trade
        Client Sells; Broker Buys or Multiple Broker Buys           1 Trade

Cancel/Corrections

        Originally billed for the first trade                       1 Trade
        Cancel                                                      1 Trade
        Rebill                                                      1 Trade
                                                                    -------
                                                             Total  3 Trades
When Issued

        Originally billed for the first trade                       1 Trade
        Cancel When Issued                                          1 Trade
        Regular Way Trade                                           1 Trade
                                                                    -------
                                                             Total  3 Trades
Repo

        Opening trade regardless of number of pieces of collateral  1 Trade
        Closing trade regardless of number of pieces of collateral  1 Trade
        Each collateral substitution                                1 Trade

Reverse Repo
        Same as Repo

TBA'S
        Originally billed for TBA                                   1 Trade
        Cancel TBA                                                  1 Trade
        Each pool within a lot of an allocation                     1 Trade


-------------------------------------------------------------------------------
                                                        SUNGARD:    CUSTOMER:
CUSTOMER'S NAME: PENSON Financial Services, Inc.        [ILLEGIBLE] [ILLEGIBLE]
                 -------------------------------

                                                    Proprietary and Confidential

                                  SCHEDULE C3
                         TO REMOTE PROCESSING AGREEMENT
                              DATED JULY 10, 1995

--------------------------------------------------------------------------------
              SUNGARD BROKERAGE SYSTEMS STANDARD PROFESSIONAL FEES
--------------------------------------------------------------------------------

                                    Daily     Hourly
Vice President
or above                            $2,000     $250

Director                            $1,440     $180

Product Manager/
Project Manager                     $  960     $120

Business Analyst
Sr. Technical Consultant            $  800     $100

Programmer                          $  800     $100





--------------------------------------------------------------------------------
                                                         SunGard:    Customer:
CUSTOMER'S NAME: PENSON Financial Services, Inc.         [ILLEGIBLE] [ILLEGIBLE]
                 -------------------------------

                                                    Proprietary and Confidential

                                   SCHEDULE C4
                         TO REMOTE PROCESSING AGREEMENT
                               DATED July 10, 1995

--------------------------------------------------------------------------------
                               CONVERSION PROCESS
--------------------------------------------------------------------------------

A.   IMPLEMENTATION PLANNING

     The implementation planning sessions are held early in the conversion process, at the client site. Planning sessions will include Customer's management and the SunGard conversion team. Objectives of these meetings are:

          o Define project organization

          o Define status reporting mechanism

          o Define issues resolution mechanism

          o Define enhancement management mechanism

          o Define file conversions

          o Determine conversion dates

          o Determine dependencies

          o Develop conversion plan, complete with:

              - key activities and target dates

              - responsibilities of all participants

              - training schedule

              - testing methodologies

              - network design

B.   REVIEW OF OPERATIONAL PROCEDURES AND FUNCTIONS

     The review of operational procedures and functions is conducted by the SunGard conversion team. This review process is performed prior to finalizing the detailed training schedule. Process includes:

          o Complete review of each area of client operations:

              - existing procedures

              - existing forms

              - existing reports

          o Meet with supervisors and key personnel

          o Review of work-flows

          o Report mapping

          o Identification and documentation of impact on operations procedures/organizational structure

          o Identification of interfaces

--------------------------------------------------------------------------------
                                                       SUNGARD:      CUSTOMER:
Customer's Name: PENSON Financial Services, Inc.       [ILLEGIBLE]   [ILLEGIBLE]
                 -------------------------------

                                                    Proprietary and Confidential

                         TO REMOTE PROCESSING AGREEMENT
                               DATED July 10, 1995

--------------------------------------------------------------------------------
                               CONVERSION PROCESS
--------------------------------------------------------------------------------

C.   CREATION OF PHASE3 ENVIRONMENT

     Telecommunications and additional hardware requirements are determined jointly between Customer's technical representative and the SunGard's communications manager. The ordering, installation and testing of telecommunications is the responsibility of SunGard. The ordering and installation of any additional terminals and printers is the responsibility of Customer. SunGard and Customer will jointly test any new terminals and printers.

     SunGard is responsible for the setup and configuration for the testing and training firm.

          o Hardware and telecommunications requirements defined

          o Equipment and lines ordered, installed and tested

          o Training firm setup and configured

          o Installation and testing of required software modifications


D.   FILE CONVERSIONS

     SunGard will develop conversion programs to convert Customer's data files. Testing and approval of conversion programs is a joint responsibility between Customer and SunGard.

          o Determination of files to be converted

          o Conversion strategy

          o Specifications for converting each file determined

          o Develop conversion programs

          o Written procedures for testing developed

          o Schedule test conversions and verification


E.   STATEMENTS & FORMS

     Customer is responsible for choosing a statement vendor for printing monthly customer statements. SunGard will support Customer and the vendor in the development and testing of statements. Customer and SunGard will evaluate all forms and determine if existing forms must be modified for utilization with the PHASE3 System.

         o Customer statements

         o Confirmations

         o Transfer fanfolds

         o New account forms

         o Buy/Sell tickets

         o Checks, N&A Cards, labels, etc.

F.   TRAINING

     SunGard and Customer will jointly develop a comprehensive training schedule. SunGard will be responsible for training Customer staff on the PHASE3 application. Customer will be responsible for ensuring staff is available for participation in scheduled classes.

         o Application training for testing of new software modifications

         o Application training for users

         o Procedural training


--------------------------------------------------------------------------------
                                                       SUNGARD:      CUSTOMER:
Customer's Name: PENSON Financial Services. Inc.       [ILLEGIBLE]   [ILLEGIBLE]
                 -------------------------------

                                                    Proprietary and Confidential

                         TO REMOTE PROCESSING AGREEMENT
                               DATED JULY 10, 1995

--------------------------------------------------------------------------------
                               CONVERSION PROCESS
--------------------------------------------------------------------------------

G.   INTERFACES

     SunGard and Customer are jointly responsible for testing of all external and internal interfaces. SunGard will be responsible for installation and execution of interfaces. Customer is responsible for notification to all external vendors and service organizations of conversion dates.

         o Interface requirements defined

             - external

             - internal

         o Program/unit testing

         o Extensive testing with external sources

         o Documentation of procedures

         o Notification of conversion


H.   USER ACCEPTANCE TESTING

     Customer and SunGard are jointly responsible for development and execution of test plans for user acceptance testing.

         o Development of test strategy and plan

         o Identification of test cases

         o Development of test data

         o Systems integration tests

         o Regression tests

         o Verification of test results

I.   PROGRESS MEETINGS

     Progress meetings will be scheduled frequently to provide for status updates and issue discussion/resolution.



--------------------------------------------------------------------------------
                                                       SUNGARD:      CUSTOMER:
Customer's Name: PENSON Financial Services. Inc.       [ILLEGIBLE]   [ILLEGIBLE]
                 -------------------------------

                                                    Proprietary and Confidential

                                   SCHEDULE C5
                         TO REMOTE PROCESSING AGREEMENT
                                DATED JULY 10, 1995

-------------------------------------------------------------------------------
                   IMPLEMENTATION TRAINING & INSTRUCTION FEES
-------------------------------------------------------------------------------

I. Conversion will be performed at no charge. The Company will be responsible for all reasonable and pre-approved travel and lodging.

II.  Conversion programming that would be done at no charge:

          - custom confirmation program
          - custom commission program
          - custom downloads

III. Conversions for fully disclosed correspondent customers of the company's.

     a. The fee to convert correspondent accounts that do not require an on-site visit will be $1,500.00 per account. SunGard will convert accounts that meet or exceed the following:

               1) Name & Address file over 500

               2) Over 250 customer accounts with money balances

          Whenever possible, the Company will utilize ACATS to transfer positions.

     b. The Company will be responsible for charges associated with custom programming requests or on-site consulting as stated in Exhibit C.

     c. The Company will be responsible for all reasonable and pre-approved travel and lodging.






-------------------------------------------------------------------------------
                                                       SUNGARD:      CUSTOMER:
Customer's Name: PENSON Financial Services, Inc.       [ILLEGIBLE]   [ILLEGIBLE]
                 -------------------------------

                                                    Proprietary and Confidential

                  AMENDMENT TO THE REMOTE PROCESSING AGREEMENT

                                     BETWEEN

                         SUNGARD FINANCIAL SYSTEMS, INC.

                                       AND

                         PENSON FINANCIAL SERVICES, INC.


This is an Amendment dated Sept. 13, 1996, ("Amendment") to the Data Services Agreement between SunGard Financial Systems, Inc. ("SunGard"), 504 Totten Pond Road, Waltham, Massachusetts, and Penson Financial Services, Inc. ("Customer"), 8080 N. Expressway, Suite 1010 Dallas, Texas, a North Carolina Corporation, dated as of July 10, 1995 ("Agreement").

The parties to the Agreement intending to be legally bound agree as follows:

Schedule C1 entitled "SERVICE FEES", as referenced in Section 5 of the Agreement, is hereby replaced with the attached, revised Schedule C1 which is incorporated by reference herein and made a part hereof. This revised Schedule C1 will take effect as of September 1, 1996.

Except as otherwise amended herein, the Agreement remains in full force and effect.


SUNGARD FINANCIAL SYSTEMS, INC.        PENSON FINANCIAL SERVICES, INC.

BY: /s/ DAVID TAYLOR                   BY: [ILLEGIBLE]
   ----------------------------        -------------------------------

TITLE: President                       TITLE: President
      -------------------------              -------------------------

DATE: 9/13/96                          DATE: 9-26-96
     --------------------------             --------------------------



--------------------------------------------------------------------------------
[SUNGARD LOGO]

                                                    Proprietary and Confidential

                    AMENDMENT TO THE DATA SERVICES AGREEMENT
                                     BETWEEN
                         SUNGARD FINANCIAL SYSTEMS INC.
                                       AND
                         PENSON FINANCIAL SERVICES, INC.


This is an Amendment dated May 1, 1998, ("Amendment") to the Remote Processing Agreement between SunGard Financial Systems Inc. ("SunGard") 504 Totten Pond Road, Waltham, Massachusetts 02154 and Penson Financial Services, Inc. ("Customer"), 8080 North Central Expressway, Suite 1010, Dallas, TX 75206, a North Carolina corporation, dated as of July 10, 1995 ("Agreement").

                                   BACKGROUND

The Initial Term of the Agreement (as defined in Section 8.1 of the Agreement) has expired. Both parties desire to modify the term and Service Fees of the Agreement and establish a new Initial Term beginning on May 1, 1998 and continuing for four years until May 1, 2002 with one (1) year extension terms thereafter.

As part of this Amendment, SunGard agrees to provide Customer with a one-time credit of $350,000 against currently outstanding invoices. In addition, SunGard agrees to provide Customer with a development credit of $75,000 in January 1999 and $75,000 January 2000.

All other terms and conditions in the Agreement remain in full force and effect.


SUNGARD FINANCIAL SYSTEMS INC.         PENSON FINANCIAL SERVICES, INC.

By: /s/ DAVID TAYLOR                   By: /s/ [ILLEGIBLE]
   ---------------------------         -------------------------------

Name Typed: David Taylor               Name Typed:
           -------------------                    --------------------

Title: President                       Title: President
      ------------------------               -------------------------

Date: 5/11/98                          Date: 5-7-98
     -------------------------              --------------------------



--------------------------------------------------------------------------------
[SUNGARD LOGO]

                      [PENSON WORLDWIDE, INC. LETTERHEAD]



September 12, 2000

Mr. Michael Nemerowski
SunGard Financial Systems, Inc.
32 Crosby Drive
Bedford, MA 01730

         Re: Acknowledgment and Agreement regarding Creation and Use of Penson Software

Dear Michael:

         As we discussed, under the terms and conditions of that certain Remote Processing Agreement by and between SunGard Financial Systems, Inc. ("SunGard") and Penson Financial Services, Inc. ("Penson") and dated July 18, 1995 (the "Agreement"), SunGard provided to Penson an open system interface for SunGard's PHASE3 System. The purpose of the open system interface is to allow licensees of the PHASE3 System to utilize other software programs to interface and exchange data with the PHASE3 System. Penson independently created a stand-alone application software program that exchanges data with the PHASE3 System through the open system interface (the "Penson Software").

         Per our conversation, Penson's independent development of the Penson Software and Penson's use of the open system interface to enable the Penson Software to communicate with the PHASE3 System is consistent with the terms of the Agreement and should not cause you concern. Nonetheless, in the spirit of cooperation under the Agreement, we wanted to inform you of this development and seek to obtain your acknowledgment of the propriety of Penson's actions. Accordingly, this letter is intended to obtain your confirmation and agreement as to the following:

                  1) The Penson Software does not constitute a refinement, improvement, enhancement or derivative work of the PHASE3 System that would be owned by SunGard pursuant to the provisions of Section 7.2 of the Agreement;

                  2) The exchange of data through the open system interface does not cause Penson to breach or otherwise violate the use restrictions set forth in Section 7.5 of the Agreement including, without limitation, the provisions of Sections 7.5(d) and 7.5(h); and

                  3) Penson's development of the Penson Software and use of the Penson Software in connection with the PHASE3 System is not a violation or breach of any other provision of the Agreement. Thus, Penson remains in good standing under the Agreement and the Agreement remains in full force and effect.

                  If you determine that the foregoing is acceptable, we would appreciate acknowledgement of that determination by the execution and delivery to us of the enclosed copy of this letter. This letter reflects the entire understanding and agreement between Penson and SunGard with respect to the subject matter hereof, and supercedes and replaces any other written or verbal agreements, including any and all terms thereof, relating to Penson's use of the open system interface and the Penson Software.

We look forward to your favorable consideration of this matter.



Very truly yours,

PENSON WORLDWIDE, INC.

By: /s/ PHIL PENDERGRAFT
    -----------------------------------

Name:   Phil Pendergraft

Title:  Executive Vice President



The foregoing is agreed to and accepted.

SUNGARD FINANCIAL SYSTEMS, INC.

By: /s/ MIKE NEMEROWSKI
    -----------------------------------

Name:   Mike Nemerowski
      ---------------------------------

Title:  President
      ---------------------------------

Date:   September 14, 2000
      ---------------------------------



                                       2